UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
DECEMBER 15, 2006
Date of Report (Date of earliest event reported)
SMITH & WESSON HOLDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

NEVADA	001-31552	87-0543688

(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)
2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS
01104
(Address of Principal Executive Offices) (Zip Code)
(800) 331-0852
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.41
EX-10.42
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
     On December 15, 2006, Smith & Wesson Holding Corporation (the “Company”) entered into an agreement to acquire Bear Lake Acquisition Corp. and its subsidiaries, including Thompson/Center Arms, Inc., for $102,000,000 in cash. A copy of the press release announcing the transaction is attached hereto as Exhibit 99.1.
     Pursuant to and subject to the terms and conditions of an agreement and plan of merger dated as of December 15, 2006 (the “Merger Agreement”) among the Company, SWAC-TC, Inc., a wholly owned subsidiary of the Company (“SWAC”), Bear Lake Acquisition Corp. (“Bear Lake”), and TGV Partners-TCA Investors, LLC, E.G. Kendrick, Jr., and Gregory J. Ritz (the “Principal Stockholders”), SWAC will merge with and into Bear Lake, with Bear Lake surviving as a wholly owned subsidiary of the Company (the “Merger”). A portion of the purchase price will be held in escrow for 18 months as security for certain indemnification claims as specified in the Merger Agreement. The Merger, which is expected to close in the beginning of January 2007, is subject to customary closing conditions including termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Acts of 1976. A copy of the Merger Agreement is attached hereto as Exhibit 10.41 and is incorporated by reference into this Item 1.01. The foregoing description of the Merger Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the full text of the Merger Agreement.
     The Merger Agreement contains representations and warranties that the Company, Bear Lake, and the Principal Stockholders made to each other as of specified dates. The representations and warranties are qualified by information in confidential disclosure schedules that were exchanged in connection with signing the Merger Agreement. While the Company does not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, because they are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
     In connection with the Merger Agreement, the Company entered into a voting agreement with each of the Principal Stockholders pursuant to which each Principal Stockholder agreed to vote or provide written consent in favor of the transaction. The voting agreement is attached hereto as Exhibit 10.42 and is incorporated by reference into this Item 1.01. The foregoing description of the voting agreement is qualified in its entirety by reference to the full text of the voting agreement.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
          Not applicable.
     (b) Pro Forma Financial Information.
          Not applicable.

     (c) Shell Company Transactions.
          Not applicable.
     (d) Exhibits.

Exhibit
Number	Exhibits

10.41	Agreement and Plan of Merger, dated as of December 15, 2006, by and among the Registrant, SWAC-TC, Inc., Bear Lake Acquisition Corp., and TGV Partners-TCA Investors, LLC, E.G. Kendrick, Jr., and Gregory J. Ritz

10.42	Voting Agreement, dated December 15, 2006, among the Registrant and the Stockholders named therein

99.1	Press Release from Smith & Wesson Holding Corporation, dated December 18, 2006, entitled “Smith & Wesson Holding Corporation to Acquire Thompson/Center Arms, Inc.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION
Date: December 18, 2006	By:	/s/ John A. Kelly
John A. Kelly
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibits

10.41	Agreement and Plan of Merger, dated as of December 15, 2006, by and among the Registrant, SWAC-TC, Inc., Bear Lake Acquisition Corp., and TGV Partners-TCA Investors, LLC, E.G. Kendrick, Jr., and Gregory J. Ritz

10.42	Voting Agreement, dated December 15, 2006, among the Registrant and the Stockholders named therein

99.1	Press Release from Smith & Wesson Holding Corporation, dated December 18, 2006, entitled “Smith & Wesson Holding Corporation to Acquire Thompson/Center Arms, Inc.”

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